[Merrill Lynch Logo]                                    Computational Materials
================================================================================

           AFC Mortgage Loan Asset Backed Certificates, Series 1997-2
                           $302,000,000 (Approximate)

                               Subject to Revision


                             Computational Materials


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication.. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449 - 3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                       2

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DEPOSITOR:          Superior Bank FSB, will deposit into the Trust Fund mortgage loans originated or purchased by the Depositor.

SERVICER:           The Lee Servicing Company division of the Depositor

TRUSTEE:            LaSalle National Bank

UNDERWRITER:        Merrill Lynch & Co. (Lead) and J.P. Morgan & Co. (Co.)


                                      Ratings                        Beg. Amort.              End Amort.
Class            Amount            (Moody's/S&P)          WAL        (Mo./Date)               (Mo./Date)
-----            ------            -------------          ---        ----------               ----------
To Call:
1A-1             $49,800,000       Aaa/AAA                1.00       1 (7/97)                22 (4/99)
1A-2             $14,500,000       Aaa/AAA                2.10       22 (4/99)               29 (11/99)
1A-3             $24,200,000       Aaa/AAA                3.01       29 (11/99)              47 (5/01)
1A-4             $13,000,000       Aaa/AAA                5.37       47 (5/01)               117 (3/07)
1A-5             $32,946,150       Aaa/AAA                6.63       37 (7/00)               117 (3/07)
To Call:
2A              $167,553,850       Aaa/AAA                2.97       1 (7/97)                117 (3/07)

To Maturity:
1A-4             $13,000,000       Aaa/AAA                5.89       47 (5/01)               182 (8/12)
1A-5             $32,946,150       Aaa/AAA                6.83       37 (7/00)               179 (5/12)
2A              $167,553,850       Aaa/AAA                3.09        1 (7/97)               210 (12/14)

CUT-OFF DATE:       June 1, 1997

EXP. PRICING:       Week of June 16, 1997

EXP. SETTLEMENT:    Week of June 23, 1997

STATED FINAL
MATURITY:           June 25, 2027

INTEREST/
PRINCIPAL:          The 25th day of each month (or if such 25th day is not a
                    business day, the next succeeding business day), commencing on July 25, 1997.


                                       3

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

SMMEA:                         The Class 1A Certificates will not be
                               SMMEA eligible.
                               The Class 2A Certificates will not be SMMEA eligible until such time as the balance of the Adjustable Rate Pool Pre-Funding Account is reduced to zero (8/97).

ERISA: Subject to the conditions set forth in the prospectus, it is believed that the Class 1A and 2A Certificates would generally be ERISA eligible. Prospective purchasers should consult their counsel.

TAX STATUS:                    On the  Closing  Date,  a REMIC  election  will
                               be made with respect to certain assets of the Trust.

COLLATERAL:
Sub-Pool 1:                    Conventional,  fixed-rate  mortgage  loans
                               secured by first or second liens on one- to four-family residential properties, condominiums and manufactured homes ("Single Family
                               Properties"), residential properties consisting of five or more dwelling units ("Multifamily
                               Properties") and mixed residential and commercial structures ("Mixed Use Properties") plus Sub-Pool
                               1 pre-funding account. In addition, Sub-Pool 1 will include "Periodic Payment Loans" (5.92% of
                               Sub-Pool 1) and "FNMA Loans" (9% of Sub-Pool 1 after prefunding). See below for further description.

Sub-Pool 2:                    Conventional, adjustable rate mortgage loans
                               secured by first liens on Single Family
                               Properties and Multifamily Properties indexed to 1-Year CMT and 6 Month LIBOR plus Sub-Pool 2 pre-funding account. In addition, Sub-Pool 2 will include "FNMA Loans" (13% of Sub-Pool 2 after prefunding). See below for further description.

CREDIT
ENHANCEMENT:                   Overcollateralization and Cross Collateralization
                               of the sub-pools, plus 100% FGIC Guarantee of timely receipt of interest on the Class A
                               Certificates and ultimate receipt of principal on the Class A Certificates.

INITIAL
OVERCOLLATERAL-
IZATION: Credit Enhancement with respect to the Class 1A and 2A Certificates will be provided in part by the Initial Overcollateralization Amount for Sub-Pool 1 and Sub-Pool 2 resulting from the sum of each respective Original Sub-Pool Principal Balance and Original Sub-Pool Pre-Funded Amount


                                       4

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                               exceeding the initial respective Certificate
                               Principal Balance as of the Closing Date.

CROSS
COLLATERAL-
IZATION:                       On any Remittance Date prior to the related
                               Cross-Over Date on which the
                               Overcollateralization Amount for a Sub-Pool is less than the Required Overcollateralization Amount for such Sub-Pool, the Remaining Net Excess Spread for such Sub-Pool plus the Available Transfer Cashflow, if any, and the Net Excess Principal, if any, from the other Sub-Pool will be used to make additional distributions of principal on the related Classes of Class A Certificates until such Overcollateralization Amount equals the related Required Overcollateralization Amount for such Sub-Pool.

PRE-FUNDING ACCOUNTS:

Original Sub-Pool 1 Pre-Funding Amount: $41,418,751.15 (approximate) Original Sub-Pool 2 Pre-Funding Amount: $53,131,306.49 (approximate)

The Original Sub-Pool 1 and Original Sub-Pool 2 Pre-Funding Amounts will be reduced during the Funding Period (approx. 2 months) by the amounts thereof used to purchase the related Subsequent Mortgage Loans. Any amount remaining at the end of the Funding Period in Sub-Pool 1 and Sub-Pool 2 Pre-Funding Accounts will be used to prepay principal pro rata to the Class 1A and Class 2A Certificates, respectively.

INTEREST DISTRIBUTIONS:

Class 1A Certificates:

On each Remittance Date, interest will be paid on each class of the Class 1A Certificates except the Class 1A-1 Certifcates in an amount equal to either 30 days' interest or the actual number of days of interest, as indicated in the table below, at the related Class 1A Pass-Through Rate on the related Class 1A Principal Balance thereof.

CLASS 1A              INTEREST
CERTIFICATES           ACCRUAL        P-T RATE(2)           SETTLEMENT
------------           -------        -----------           ----------
1A-1                Actual/360        Variable(1)          W/O Accrued
1A-2                    30/360              Fixed           W/ Accrued
1A-3                    30/360              Fixed           W/ Accrued
1A-4                    30/360              Fixed           W/ Accrued
1A-5                    30/360              Fixed           W/ Accrued


                                       5

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

(1) Interest will accrue at the Class 1A-1 Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class 1A-1 Certificates. The Class 1A-1 Pass Through Rate will be equal to the least of (1) One-Month LIBOR plus [ ]% per annum, (2) the weighted average of the Sub-Pool 1 Mortgage Rates minus the sum of, with respect to Sub-Pool 1, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the rate at which monthly premiums are payable to the Certificate Insurer (approximately 0.81), and (3) [ ]% or such other rate as specified in the Prospectus (the "Class 1A-1 Cap Rate").

(2) The interest rate on the Class 1A Pass Through Certificates will step up 40 bps (subject, in the case of the Class 1A-1 Certificates, to the Class 1A-1 Cap Rate) if the clean up call is not exercised.

Class 2A Certificates:
Prior to the availability of the 5% clean-up call (as defined below):
On each Remittance Date, interest will accrue at the Class 2A Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class 2A Certificates. All calculations of interest on the Class 2A Certificates will be computed on the basis of the actual number of days elapsed in the related interest period and in a year of 360 days. The Class 2A Pass Through Rate will be equal to the least of
(1) [ ]% (the "Class 2A Cap Rate"),(2) One-Month LIBOR plus [ ]% per annum and
(3) the weighted average of the Sub-Pool 2 Mortgage Rates minus the sum of, with respect to Sub-Pool 2, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the rate at which monthly premiums are payable to the Certificate Insurer and (d) 0.50% (the "Available Funds Cap Rate").

After the availability of the 5% cleanup call the Class 2A Pass-Through Rate will increase on and after the date on which the 5% clean-up call becomes available but is not exercised, subject to the Available Funds Cap Rate.

PRINCIPAL DISTRIBUTIONS:

The Class 1A Certificates will be backed primarily by cash flow from Sub-Pool 1 Mortgage Loans.

The Class 2A Certificates will be backed primarily by cash flows from Sub-Pool 2 Mortgage Loans.


                                       6

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Each Class 1A and Class 2A Certificateholder will generally receive all scheduled and unscheduled principal distributions from their respective Sub-Pool until they are retired. The first four classes of the Class A Certificates will be retired sequentially, pari passu with the Class 1A-5 Certificates primarily from cash flows from the Fixed Rate Group.

The transaction will contain a lock out bond (Class 1A-5) which receives no principal payment for the first three years unless the Class 1A-4 is paid off. After year 3, the Class 1A-5 will receive the following percentages of its pro rata share of principal:

         Month 37-60:               45%
         Month 61-72:               80%
         Month 73-84:               100%
         Month 85+:                 300%

The Adjustable Rate Certificates (Class 2A) will be retired concurrently with the Fixed Rate Certificates primarily from cash flows from the Adjustable Rate Group.

OPTIONAL TERMINATION/5% CLEANUP CALL:

On any Remittance Date on which the outstanding aggregate principal balance of the Mortgage Loans in a Sub-Pool is less than 5% of the sum of the Original Sub-Pool Principal Balance and the Original Pre-Funded Amount relating to each Sub-Pool as of the Cut-off Date.


                                       7

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MORTGAGE POOL CHARACTERISTICS

As of 6/1/97 (the "Cut-off Date")

Sub-Pool 1 (Fixed Rate):
Initial Home Equity Loan Principal Balance:              $94,729,249
Properties secured by 1st/2nd Liens:                     60.95%/39.05%
Weighted Average Coupon:                                 11.37%
Weighted Average CLTV:                                   75.89%
Weighted Average Rem. Term:                              217 mos
Weighted Average Original Term:                          229 mos
Geographic Distribution:                                 29 States and D.C.
States w/ >5% Concentrations:                            NY-22.68%, IL-22.07%,
                                                         FL-7.94%, PA-5.70%,
                                                         CO-5.35%, UT-5.10%
Balloons (30's due in 15):                               33.43%
Occupancy-
          Owner Occupied:                                92.62%
          Non-Owner Occupied:                            7.38%
Property Type-
          Condominium:                                   1.70%
          Mixed Use:                                     1.29%
          PUD:                                           1.93%
          Manufactured Home Loans:                       1.57%
          Multi Family:                                  2.29%
          Single Family:                                 79.96%
          2-4 Family:                                    11.26%
Loan Purpose-
          Purchase:                                      17.92%
          Refinance:                                     9.37%
          Cashout:                                       72.72%


                                       8

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

As of 6/1/96 (the "Cut-off Date")

Sub-Pool 2 (Adjustable Rate):
Initial Home Equity Loan Principal Balance:              $119,164,842
Weighted Average Coupon:                                 10.045%
Weighted Average Lifetime Cap:                           15.67%
Weighted Average Lifetime Floor:                         9.78%
Weighted Average Gross Margin:                           5.53%
Negative Amortization:                                   [None]
Weighted Average Rem. Term:                              349 mos.
Weighted Average Original Term:                          359 mos
Properties secured by 1st Liens:                         100.00%
Weighted Average CLTV:                                   78.75%
Geographic Distribution:                                 29 States and D.C.
States w/ >5% Concentrations:                            IL-23.88%, NY-
                                                         14.69%, NJ-9.17%,
                                                         PA-9.15%, MI-7.12%,
                                                         CO-6.37%
Occupancy-
          Owner Occupied:                                96.73%
          Non-Owner Occupied:                            3.27%
Property Type-
          Condominium:                                   3.38%
          PUD:                                           4.76%
          Manufactured Home Loans:                       0.50%
          Multi Family:                                  0.36%
          Single Family:                                 80.90%
          2-4 Family:                                    10.09%
Loan Purpose-
          Purchase:                                      42.73%
          Refinance:                                     8.95%
          Cashout:                                       48.32%


                                       9

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADDITIONAL COLLATERAL (SUB-POOL 1 & SUB-POOL 2):

Manufactured Home Loans

Mortgage loans secured by manufactured homes that are deemed to be real property in the jurisdiction in which the mortgaged property is located. These loans will constitute 1.57% of Sub-Pool 1 and 0.50% of Sub-Pool 2.

Periodic Payment Loans

Mortgage loans which generally are the same as the other mortgage loans in the transaction but which accrue interest on a 28/364 day basis. Periodic Payment Loans will constitute 5.92% of Sub-Pool 1. 20 of these loans (1.45% of Sub-Pool
1) will have interest only payments with the entire principal balance due on final maturity.

FNMA Loans

Mortgage Loans which have been originated by Superior Bank in accordance with FNMA underwriting guidelines (but for the original principal balance). Interest on these loans is calculated on an actual 30/360 basis and applied as scheduled. FNMA Loans will constitute 9% of Sub-Pool 1 after prefunding and 13% of Sub-Pool 2 after prefunding. The FNMA loans are seasoned approximately 55 months (Sub-Pool 1) and approximately 49 months (Sub-Pool 2).

FIXED RATE CERTIFICATE PREPAYMENT ASSUMPTION:

With respect to the Certificates, a 100% Prepayment Assumption assumes constant prepayment rates (CPR) of 2% per annum of the then outstanding principal balance of the Mortgage Loans in Sub-Pool 1 in the first month of the life of the mortgage loans and an additional 1.2% per annum each month thereafter until the twenty-first month. Beginning in the twenty-first month and in each month thereafter during the life of the mortgage loans 100% Prepayment Assumption assumes a constant prepayment rate of 26% per annum each month.

ADJUSTABLE RATE CERTIFICATE PREPAYMENT ASSUMPTION:

With respect to the Adjustable Rate Certificates, a 26% constant prepayment rate
(CPR) will be used to price the Certificates.


                                       10

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS 1A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

(CLEAN-UP CALL)
SCENARIO                           1        2        3         4        5
                                   -        -        -         -        -
% Prepay Assumpt.                 0%      50%     100%      150%     200%
Class 1A-1 WAL (yrs.)           8.63     1.54     1.00      0.77     0.64
Class 1A-1 Exp. Beg. Am.           1        1        1         1        1
Class 1A-1 Exp. End. Am.         179       37       22        17       14

(CLEAN-UP CALL)
SCENARIO                           1        2        3         4        5
                                   -        -        -         -        -
% Prepay Assumpt.                 0%      50%     100%      150%     200%
Class 1A-2 WAL (yrs.)          15.01     3.71     2.10      1.57     1.28
Class 1A-2 Exp. Beg. Am.         179       37       22        17       14
Class 1A-2 Exp. End. Am.         182       53       29        21       17

(CLEAN-UP CALL)
SCENARIO                           1        2        3         4        5
                                   -        -        -         -        -
% Prepay Assumpt.                 0%      50%     100%      150%     200%
Class 1A-3 WAL (yrs.)          17.31     7.60     3.01      2.09     1.67
Class 1A-3 Exp. Beg. Am.         182       53       29        21       17
Class 1A-3 Exp. End. Am.         243      158       47        31       23

(CLEAN-UP CALL)
SCENARIO                           1        2        3         4        5
                                   -        -        -         -        -
% Prepay Assumpt.                 0%      50%     100%      150%     200%
Class 1A-4 WAL (yrs.)          22.87    14.69     5.37      2.87     2.12
Class 1A-4 Exp. Beg. Am.         243      158       47        31       23
Class 1A-4 Exp. End. Am.         290      180      117        40       28

(CLEAN-UP CALL)
SCENARIO                           1        2        3         4        5
                                   -        -        -         -        -
% Prepay Assumpt.                 0%      50%     100%      150%     200%
Class 1A-5 WAL (yrs.)          11.41     7.68     6.63      4.78     3.50
Class 1A-5 Exp. Beg. Am.          37       37       37        37       28
Class 1A-5 Exp. End. Am.         179      179      117        78       56


                                       11

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

(NO CLEAN-UP CALL)
SCENARIO                          1         2        3        4         5
                                  -         -        -        -         -
% Prepay Assumpt.                0%       50%     100%     150%      200%
Class 1A-4 WAL (yrs.)         23.69     15.56     5.89     2.87      2.12
Class 1A-4 Exp. Beg. Am.        243       158       47       31        23
Class 1A-4 Exp. End. Am.        330       257      182       40        28

(NO CLEAN-UP CALL)
SCENARIO                          1         2        3        4         5
                                  -         -        -        -         -
% Prepay Assumpt.                0%       50%     100%     150%      200%
Class 1A-5 WAL (yrs.)         11.41      7.68     6.83     5.06      3.70
Class 1A-5 Exp. Beg. Am.         37        37       37       37        28
Class 1A-5 Exp. End. Am.        179       179      179      135        96

CLASS 2A CERTIFICATE PREPAYMENT ASSUMPTION:
Prepayment Scenarios:

Scenario 1:    0% Constant prepayment rate.
Scenario 2:   20% Constant prepayment rate.
Scenario 3:   26% Constant prepayment rate.
Scenario 4:   32% Constant prepayment rate.
Scenario 5:   38% Constant prepayment rate.

CLASS 2A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

(CLEAN-UP CALL)
SCENARIO (1)                      1        2         3        4        5
                                  -        -         -        -        -
CPR                              0%      20%       26%      32%      38%
Class 2A WAL (yrs.)           20.87     3.94      2.97     2.35     1.91
Class 2A Exp. Beg. Am.            1        1         1        1        1
Class 2A Exp. End. Am.          354      155       117       92       75

(NO CLEAN-UP CALL)
SCENARIO                          1        2         3        4        5
                                  -        -         -        -        -
CPR                              0%      20%       26%      32%      38%
Class 2A WAL (yrs.)           20.88     4.08      3.09     2.44     1.99
Class 2A Exp. Beg. Am.            1        1         1        1        1
Class 2A Exp. End. Am.          361      268       210      168      137


                                       12

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
Rod Hutter                         (212) 449-2659
Ted Hsueh                          (212) 449-9177
Mike Murphy                        (212) 449-0843
Scott Henderson                    (212) 449-3780

Trading
Craig Weakley                      (212) 449-3659
Terrence Mack                      (212) 449-3659
Scott Soltas                       (212) 449-5320
Vince Mora                         (212) 449-5320


                                       13

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                 ----------------------------------------------
                 ALLIANCE FIXED RATE LOANS (INCLUDING BALLOONS)
                 ----------------------------------------------

Report Profile: AFC971F    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
  1,674   $    94,729,249   $ 56,589   11.372    6.250  18.000   217.4   229.0
================================================================================

========
 WTDAV
 L T V
--------
  75.9
========

================================================================================
STATE REPORT                       LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
AZ                                    34                1,462,163           1.54
CA                                    36                2,009,886           2.12
CO                                   135                5,065,526           5.35
CT                                    51                3,979,871           4.20
DC                                     1                   46,000           0.05
DE                                     3                  148,949           0.16
FL                                   174                7,523,333           7.94
GA                                    43                2,477,094           2.61
ID                                     6                  177,433           0.19
IL                                   292               20,911,194          22.07
IN                                    19                  692,169           0.73
KY                                     2                  126,900           0.13
MA                                    19                  556,628           0.59
MD                                    43                2,343,335           2.47
MI                                    31                1,490,341           1.57
MN                                    14                  559,856           0.59
NC                                    42                1,715,325           1.81
NJ                                    55                4,494,814           4.74
NM                                     5                  172,065           0.18
NV                                     4                  176,820           0.19
NY                                   279               21,485,368          22.68
OH                                    18                  862,969           0.91
OR                                    43                1,763,848           1.86
PA                                   121                5,403,417           5.70
RI                                     7                  299,345           0.32
SC                                    14                  577,045           0.61
UT                                   114                4,827,502           5.10
VA                                     9                  598,295           0.63
WA                                    48                2,236,263           2.36
WI                                    12                  545,497           0.58

================================================================================
PROPERTY TYPE                      LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
SINGLE FAMILY                      1,414               75,744,238          79.96
CONDOMINIUM                           36                1,613,270           1.70
2 - 4 FAMILY                         132               10,664,545          11.26
MANUFACTURED HOUSING                  36                1,488,971           1.57
PLANNED UNIT DEVELOPMENT              40                1,826,589           1.93
MIXED USE                              7                1,226,029           1.29
MULTI-FAMILY                           9                2,165,608           2.29

================================================================================
OCCUPANCY STATUS                   LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
OWNER OCCUPIED                     1,591               87,741,140          92.62
NON-OWNER OCCUPIED                    83                6,988,110           7.38

================================================================================
CURRENT BALANCE REPORT             LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
     0.01 -   10000.00                12                  107,732           0.11
 10000.01 -   20000.00               225                3,592,928           3.79
 20000.01 -   30000.00               326                8,254,764           8.71
 30000.01 -   40000.00               247                8,618,456           9.10
 40000.01 -   50000.00               191                8,646,327           9.13
 50000.01 -   60000.00               142                7,917,367           8.36
 60000.01 -   70000.00               121                7,861,297           8.30
 70000.01 -   80000.00                79                5,958,572           6.29
 80000.01 -   90000.00                57                4,832,547           5.10
 90000.01 -  100000.00                71                6,808,963           7.19
100000.01 -  110000.00                32                3,352,201           3.54
110000.01 -  120000.00                37                4,250,119           4.49
120000.01 -  130000.00                24                3,036,482           3.21
130000.01 -  140000.00                13                1,739,937           1.84
140000.01 -  150000.00                17                2,468,860           2.61
150000.01 -  160000.00                 8                1,255,205           1.33
160000.01 -  170000.00                12                1,970,173           2.08
170000.01 -  180000.00                 9                1,590,752           1.68
180000.01 -  190000.00                 3                  554,604           0.59
190000.01 -  200000.00                12                2,335,052           2.46
200000.01 -  250000.00                19                4,317,501           4.56
250000.01 -  300000.00                12                3,229,399           3.41
300000.01 -  350000.00                 2                  668,750           0.71
350000.01 -  400000.00                 2                  771,262           0.81
550000.01 -  600000.00                 1                  590,000           0.62

================================================================================
ORIGINAL TERM                      LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
       60                              1                   33,008           0.03
       91                              1                   19,466           0.02
      104                              1                   34,500           0.04
      120                             62                2,160,262           2.28
      130                             14                  545,626           0.58
      156                              3                  169,222           0.18
      169                              2                  112,300           0.12
      180                          1,044               53,953,605          56.96
      182                              2                  103,600           0.11
      195                             30                1,404,348           1.48
      208                              1                   31,100           0.03
      240                            253               12,155,618          12.83
      247                              4                  142,609           0.15
      260                             30                2,364,791           2.50
      300                              2                  291,138           0.31
      325                              1                  145,936           0.15
      360                            218               20,501,409          21.64
      390                              5                  560,712           0.59

================================================================================
MORTGAGE RATES                     LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
      6.250 -    6.499                 5                  341,463           0.36
      6.500 -    6.749                 1                  145,658           0.15
      6.750 -    6.999                 7                  732,847           0.77
      7.000 -    7.249                15                1,113,376           1.18
      7.250 -    7.499                 8                  909,482           0.96
      7.500 -    7.749                18                2,281,654           2.41
      7.750 -    7.999                11                1,186,017           1.25
      8.000 -    8.249                10                  976,088           1.03
      8.250 -    8.499                 8                  748,603           0.79
      8.500 -    8.749                10                  705,409           0.74
      8.750 -    8.999                13                  829,670           0.88
      9.000 -    9.249                16                1,231,611           1.30
      9.250 -    9.499                22                1,492,471           1.58
      9.500 -    9.749                38                2,571,963           2.72
      9.750 -    9.999                55                3,174,658           3.35
     10.000 -   10.249                46                2,739,572           2.89
     10.250 -   10.499                42                2,011,895           2.12
     10.500 -   10.749                60                3,435,887           3.63
     10.750 -   10.999                69                4,803,442           5.07
     11.000 -   11.249                75                4,505,448           4.76
     11.250 -   11.499               121                6,561,566           6.93
     11.500 -   11.749               117                8,043,877           8.49
     11.750 -   11.999               174                8,031,306           8.48
     12.000 -   12.249                85                4,655,248           4.91
     12.250 -   12.499               100                5,667,653           5.98
     12.500 -   12.749               104                5,538,178           5.85
     12.750 -   12.999               145                6,755,672           7.13
     13.000 -   13.249                60                2,979,221           3.14
     13.250 -   13.499                45                2,128,252           2.25
     13.500 -   13.749                30                1,220,203           1.29
     13.750 -   13.999                52                2,015,790           2.13
     14.000 -   14.249                20                1,078,214           1.14
     14.250 -   14.499                22                1,110,770           1.17
     14.500 -   14.749                21                1,178,609           1.24
     14.750 -   14.999                11                  481,570           0.51
     15.000 -   15.249                 5                  226,079           0.24
     15.250 -   15.499                 9                  393,353           0.42
     15.500 -   15.749                 6                  225,383           0.24
     15.750 -   15.999                 7                  175,585           0.19
     16.000 -   16.249                 1                   28,484           0.03
     16.500 -   16.749                 4                   65,919           0.07
     16.750 -   16.999                 5                  222,579           0.23
     18.000 -   18.249                 1                    8,524           0.01
WTD AVERAGE:    11.372

--------------------------------------------------------------------------------
Active Filter: ARMORFIX= "1"                                 Requested by: V0.32

                 ----------------------------------------------
                 ALLIANCE FIXED RATE LOANS (INCLUDING BALLOONS)
                 ----------------------------------------------

Report Profile: AFC971F    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
  1,674   $    94,729,249   $ 56,589   11.372    6.250  18.000   217.4   229.0
================================================================================

========
 WTDAV
 L T V
--------
  75.9
========

================================================================================
REMAINING TERM                     LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
     12.01 -   24.00                   1                   33,008           0.03
     48.01 -   60.00                   2                   71,201           0.08
     60.01 -   72.00                   1                   80,081           0.08
     72.01 -   84.00                   2                  165,124           0.17
     84.01 -   96.00                  38                1,268,947           1.34
     96.01 -  108.00                  24                1,121,547           1.18
    108.01 -  120.00                  82                2,948,010           3.11
    120.01 -  132.00                   2                  326,146           0.34
    132.01 -  144.00                  18                1,132,763           1.20
    144.01 -  156.00                   2                  112,300           0.12
    156.01 -  168.00                   1                   81,900           0.09
    168.01 -  180.00                 986               51,173,211          54.02
    180.01 -  192.00                   3                  101,222           0.11
    216.01 -  228.00                   4                  142,609           0.15
    228.01 -  240.00                 282               14,471,987          15.28
    252.01 -  264.00                   1                   36,471           0.04
    264.01 -  276.00                   8                  388,853           0.41
    276.01 -  288.00                  23                1,809,645           1.91
    288.01 -  300.00                  26                2,340,634           2.47
    300.01 -  312.00                  15                2,181,664           2.30
    312.01 -  324.00                  31                3,379,472           3.57
    336.01 -  348.00                   1                  119,616           0.13
    348.01 -  360.00                 121               11,242,841          11.87
WTD AVERAGE:  217.37

================================================================================
LOAN PURPOSE                       LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
PURCHASE                             200               16,971,117          17.92
REFINANCE                            141                8,872,027           9.37
CASHOUT                            1,333               68,886,105          72.72

================================================================================
LIEN POSITION                      LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
1                                    706               57,739,552          60.95
2                                    968               36,989,698          39.05

================================================================================
UNDERWRITING CLASS                 LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
A                                    144               12,328,520          13.01
AA                                   206               11,194,589          11.82
ANIV                                 146                7,222,153           7.62
FD                                   192               12,115,050          12.79
I                                    443               23,391,981          24.69
II                                   145                7,667,804           8.09
III                                  131                6,659,616           7.03
IIISE                                 71                3,961,306           4.18
IV                                   160                8,320,471           8.78
IVPI                                  11                  729,164           0.77
V                                     25                1,138,594           1.20

================================================================================
COMBINED LOAN-TO-VALUE             LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
     10.01 -   15.00                   4                   64,885           0.07
     15.01 -   20.00                   7                  200,975           0.21
     20.01 -   25.00                   7                  171,573           0.18
     25.01 -   30.00                   9                  314,443           0.33
     30.01 -   35.00                  16                  599,322           0.63
     35.01 -   40.00                  18                  881,477           0.93
     40.01 -   45.00                  16                  971,447           1.03
     45.01 -   50.00                  35                2,232,566           2.36
     50.01 -   55.00                  47                2,816,663           2.97
     55.01 -   60.00                  57                4,131,577           4.36
     60.01 -   65.00                  76                6,269,803           6.62
     65.01 -   70.00                 144                8,089,399           8.54
     70.01 -   75.00                 137                8,927,676           9.42
     75.01 -   80.00                 325               17,898,012          18.89
     80.01 -   85.00                 388               22,140,381          23.37
     85.01 -   90.00                 388               19,019,050          20.08
WTD AVERAGE:   75.89

--------------------------------------------------------------------------------
Active Filter: ARMORFIX= "1"                                 Requested by: V0.32

                         ------------------------------
                         ALLIANCE ADJUSTABLE RATE LOANS
                         ------------------------------

Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
  1,002   $   119,164,842   $ 118,927  10.045    5.500  14.375   348.8   359.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  78.7  5.531   1.875  8.750    15.667 10.500 20.375 100 9.778 7.125 13.375 81
================================================================================

================================================================================
STATE REPORT                       LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
IL                                   241               28,456,501          23.88
NY                                   112               17,504,061          14.69
NJ                                    78               10,933,144           9.17
PA                                   120               10,901,645           9.15
MI                                    80                8,489,232           7.12
CO                                    49                7,594,072           6.37
FL                                    52                4,624,021           3.88
CT                                    38                3,780,700           3.17
UT                                    27                3,725,857           3.13
AZ                                    31                3,330,366           2.79
GA                                    25                2,983,262           2.50
MD                                    24                2,926,183           2.46
WA                                    21                2,798,502           2.35
IN                                    13                1,587,537           1.33
CA                                     5                1,344,988           1.13
WI                                    17                1,332,598           1.12
OH                                    13                1,141,392           0.96
OR                                    12                1,071,897           0.90
SC                                    11                  904,154           0.76
MA                                     6                  869,887           0.73
VA                                     2                  694,555           0.58
NM                                     5                  607,074           0.51
NC                                     8                  556,061           0.47
NV                                     3                  297,204           0.25
DE                                     3                  277,487           0.23
DC                                     2                  144,000           0.12
KY                                     1                   89,470           0.08
MN                                     1                   85,600           0.07
RI                                     1                   59,857           0.05
ID                                     1                   53,535           0.04

================================================================================
ORIGINAL TERM                      LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
      169 -     180                    6                  389,847           0.33
      229 -     240                    8                  362,665           0.30
      349 -     360                  988              118,412,330          99.37
WTD AVERAGE:    359

================================================================================
PROPERTY TYPE                      LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
SINGLE FAMILY                        831               96,406,314          80.90
CONDOMINIUM                           42                4,029,965           3.38
2 - 4 FAMILY                          87               12,025,159          10.09
MANUFACTURED HOUSING                  12                  601,303           0.50
PLANNED UNIT DEVELOPMENT              27                5,675,364           4.76
MULTI-FAMILY                           3                  426,737           0.36

================================================================================
CURRENT BALANCE REPORT             LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
 10000.01 -   20000.00                 6                   98,761           0.08
 20000.01 -   30000.00                15                  384,641           0.32
 30000.01 -   40000.00                39                1,397,809           1.17
 40000.01 -   50000.00                63                2,846,922           2.39
 50000.01 -   60000.00                92                5,097,904           4.28
 60000.01 -   70000.00                70                4,537,019           3.81
 70000.01 -   80000.00                66                4,920,610           4.13
 80000.01 -   90000.00                73                6,196,829           5.20
 90000.01 -  100000.00                89                8,468,506           7.11
100000.01 -  110000.00                64                6,737,953           5.65
110000.01 -  120000.00                66                7,620,041           6.39
120000.01 -  130000.00                43                5,396,244           4.53
130000.01 -  140000.00                55                7,415,749           6.22
140000.01 -  150000.00                35                5,111,765           4.29
150000.01 -  160000.00                35                5,414,255           4.54
160000.01 -  170000.00                18                2,986,150           2.51
170000.01 -  180000.00                19                3,344,759           2.81
180000.01 -  190000.00                12                2,227,224           1.87
190000.01 -  200000.00                21                4,112,317           3.45
200000.01 -  250000.00                72               16,194,162          13.59
250000.01 -  300000.00                20                5,575,874           4.68
300000.01 -  350000.00                 5                1,646,836           1.38
350000.01 -  400000.00                10                3,760,899           3.16
400000.01 -  450000.00                 4                1,731,250           1.45
450000.01 -  500000.00                 3                1,456,260           1.22
500000.01 -  550000.00                 2                1,073,425           0.90
600000.01 -  650000.00                 3                1,875,105           1.57
650000.01 -  700000.00                 1                  691,125           0.58
800000.01 -  850000.00                 1                  844,447           0.71

================================================================================
REMAINING TERM                     LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
    120.01 -    132.00                 2                  135,101           0.11
    132.01 -    144.00                 3                  213,208           0.18
    168.01 -    180.00                 1                   41,538           0.03
    204.01 -    216.00                 1                   81,082           0.07
    216.01 -    228.00                 2                  199,203           0.17
    228.01 -    240.00                 8                  362,665           0.30
    264.01 -    276.00                 1                   78,822           0.07
    276.01 -    288.00                 2                  173,875           0.15
    288.01 -    300.00                 6                1,092,090           0.92
    300.01 -    312.00                72                8,710,411           7.31
    312.01 -    324.00                87               10,557,557           8.86
    324.01 -    336.00                 9                  986,730           0.83
    348.01 -    360.00               808               96,532,561          81.01
WTD AVERAGE:    348.80

================================================================================
MORTGAGE RATES                     LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
     5.500 -     5.749                 2                  261,831           0.22
     7.000 -     7.249                 1                   90,000           0.08
     7.250 -     7.499                 3                  510,450           0.43
     7.500 -     7.749                 4                  379,468           0.32
     7.750 -     7.999                 3                  408,030           0.34
     8.000 -     8.249                28                4,093,737           3.44
     8.250 -     8.499               133               16,277,445          13.66
     8.500 -     8.749                56                6,710,380           5.63
     8.750 -     8.999                26                3,519,021           2.95
     9.000 -     9.249                22                2,652,998           2.23
     9.250 -     9.499                27                4,665,622           3.92
     9.500 -     9.749                60                6,590,497           5.53
     9.750 -     9.999                71                7,991,629           6.71
    10.000 -    10.249                65                8,995,795           7.55
    10.250 -    10.499                67                7,858,450           6.59
    10.500 -    10.749                90               10,383,524           8.71
    10.750 -    10.999                57                6,855,669           5.75
    11.000 -    11.249                60                6,580,018           5.52
    11.250 -    11.499                53                6,378,332           5.35
    11.500 -    11.749                51                5,432,412           4.56
    11.750 -    11.999                20                2,132,634           1.79
    12.000 -    12.249                15                1,691,698           1.42
    12.250 -    12.499                26                2,749,181           2.31
    12.500 -    12.749                23                2,389,474           2.01
    12.750 -    12.999                15                1,415,648           1.19
    13.000 -    13.249                13                1,054,022           0.88
    13.250 -    13.499                 4                  379,693           0.32
    13.500 -    13.749                 4                  447,885           0.38
    13.750 -    13.999                 2                  237,550           0.20
    14.250 -    14.499                 1                   31,750           0.03
WTD AVERAGE:    10.045

================================================================================
OCCUPANCY STATUS                   LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
OWNER OCCUPIED                       959              115,268,036          96.73
NON-OWNER OCCUPIED                    43                3,896,807           3.27

================================================================================
LOAN PURPOSE                       LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
PURCHASE                             429               50,920,832          42.73
REFINANCE                             84               10,661,130           8.95
CASHOUT                              489               57,582,891          48.32


--------------------------------------------------------------------------------
Active Filter: ARMORFIX= "2"                                 Requested by: V0.32

--------------------------------------------------------------------------------
                         ALLIANCE ADJUSTABLE RATE LOANS
--------------------------------------------------------------------------------
Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     BALANCE  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
 1,002     $ 119,164, 842    $118,927  10.045    5.500   14.375  348.8   359.0
================================================================================
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  78.7  5.531   1.875  8.750    15.667 10.500 20.375 100 9.778  7.125 13.375 81
================================================================================

================================================================================
================================================================================
LIEN POSITION                         LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
1                                   1,002      119,164,842               100.00

================================================================================
UNDERWRITING CLASS                    LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
A                                     185       22,228,079                18.65
AA                                     62        7,384,781                 6.20
ANIV                                   69       10,008,977                 8.40
FD                                    107       15,579,182                13.07
I                                     202       23,911,834                20.07
II                                     86        9,051,510                 7.60
III                                    89       10,774,228                 9.04
IV                                    133       12,649,352                10.62
SE                                     43        5,639,071                 4.73
V                                      26        1,937,829                 1.63

================================================================================
COMBINED LOAN-TO-VALUE                LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
     10.01 -        15.00               2           39,690                 0.03
     20.01 -        25.00               2           58,386                 0.05
     25.01 -        30.00               5          207,660                 0.17
     30.01 -        35.00               4          210,717                 0.18
     35.01 -        40.00               7          745,305                 0.63
     40.01 -        45.00               9          618,703                 0.52
     45.01 -        50.00              16        1,386,212                 1.16
     50.01 -        55.00              18        2,246,055                 1.88
     55.01 -        60.00              21        1,553,560                 1.30
     60.01 -        65.00              37        4,849,634                 4.07
     65.01 -        70.00              86        9,664,240                 8.11
     70.01 -        75.00             112       14,386,507                12.07
     75.01 -        80.00             270       32,162,997                26.99
     80.01 -        85.00             190       23,685,338                19.88
     85.01 -        90.00             223       27,349,839                22.95
WTD AVERAGE:        78.75

--------------------------------------------------------------------------------
Active Filter:  ARMORFIX ="2"                               Requested by:  VO.32

Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     BALANCE  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    174   $    23,966,419    $ 137,738   9.944    7.375  12.625   358.5   360.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  81.3  6.260   3.750  8.500    15.907 13.375 18.625 100  9.907 7.375 12.625 100
================================================================================
================================================================================
STATE REPORT                          LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
NY                                     26        4,776,078                19.93
NJ                                     22        3,108,348                12.97
MI                                     21        2,786,323                11.63
IL                                     18        2,512,684                10.48
PA                                     21        1,808,562                 7.55
CO                                      7        1,299,551                 5.42
MD                                     10        1,146,988                 4.79
AZ                                      8        1,015,145                 4.24
GA                                      7          893,938                 3.73
CA                                      2          743,211                 3.10
CT                                      8          624,351                 2.61
VA                                      1          613,305                 2.56
OH                                      4          553,900                 2.31
UT                                      5          543,202                 2.27
MA                                      2          363,800                 1.52
WI                                      3          329,900                 1.38
WA                                      3          304,455                 1.27
NC                                      2          167,928                 0.70
IN                                      1          114,000                 0.48
OR                                      1          108,750                 0.45
FL                                      1           84,000                 0.35
DC                                      1           68,000                 0.28

================================================================================
        MORTGAGE RATES                LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
 7.250 -             7.499              2          319,200                 1.33
 7.500 -             7.749              1          204,000                 0.85
 7.750 -             7.999              3          408,030                 1.70
 8.250 -             8.499              4          461,951                 1.93
 8.500 -             8.749              7          737,754                 3.08
 8.750 -             8.999              9        1,115,661                 4.66
 9.000 -             9.249             13        1,774,228                 7.40
 9.250 -             9.499              5        1,549,102                 6.46
 9.500 -             9.749             25        3,081,154                12.86
 9.750 -             9.999             22        2,979,050                12.43
10.000 -            10.249             14        2,713,852                11.32
10.250 -            10.499             21        3,420,316                14.27
10.500 -            10.749              8          986,086                 4.11
10.750 -            10.999              6          556,311                 2.32
11.000 -            11.249              6          628,806                 2.62
11.250 -            11.499             11        1,372,979                 5.73
11.500 -            11.749              8          789,531                 3.29
11.750 -            11.999              5          454,409                 1.90
12.000 -            12.249              2          244,000                 1.02
12.250 -            12.499              1           68,000                 0.28
12.500 -            12.749              1          102,000                 0.43
WTD AVERAGE:         9.944

================================================================================
CURRENT BALANCE REPORT                LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
  20000.01 -       30000.00             2           48,932                 0.20
  30000.01 -       40000.00             4          142,608                 0.60
  40000.01 -       50000.00            11          491,983                 2.05
  50000.01 -       60000.00             9          499,374                 2.08
  60000.01 -       70000.00             7          454,267                 1.90
  70000.01 -       80000.00             7          514,828                 2.15
  80000.01 -       90000.00            17        1,448,318                 6.04
  90000.01 -      100000.00            14        1,309,319                 5.46
 100000.01 -      110000.00            15        1,589,328                 6.63
 110000.01 -      120000.00             9        1,049,250                 4.38
 120000.01 -      130000.00             4          491,328                 2.05
 130000.01 -      140000.00            13        1,740,188                 7.26
 140000.01 -      150000.00            12        1,751,939                 7.31
 150000.01 -      160000.00             9        1,412,305                 5.89
 160000.01 -      170000.00             3          496,103                 2.07
 170000.01 -      180000.00             2          358,000                 1.49
 180000.01 -      190000.00             3          562,666                 2.35
 190000.01 -      200000.00             7        1,379,575                 5.76
 200000.01 -      250000.00            17        3,846,464                16.05
 250000.01 -      300000.00             1          288,277                 1.20
 350000.01 -      400000.00             2          743,211                 3.10
 400000.01 -      450000.00             2          862,000                 3.60
 500000.01 -      550000.00             1          548,125                 2.29
 600000.01 -      650000.00             2        1,246,905                 5.20
 650000.01 -      700000.00             1          691,125                 2.88


================================================================================
ORIGINAL TERM                         LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
349 -            360                  174       23,966,419               100.00
WTD AVERAGE:     360


================================================================================
REMAINING TERM                        LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
348.01 -         360.00               174       23,966,419               100.00
WTD AVERAGE:     385.50

================================================================================
PROPERTY TYPE                         LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
SINGLE FAMILY                         148       19,391,277                80.91
CONDOMINIUM                             1          204,000                 0.85
2-4 FAMILY                             17        2,497,084                10.42
MANUFACTURED HOUSING                    1           76,500                 0.32
PLANNED UNIT DEVELOPMENT                7        1,797,557                 7.50

================================================================================
OCCUPANCY STATUS                      LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
OWNER OCCUPIED                        167       23,193,943                96.78
NON-OWNER OCCUPIED                      7          772,475                 3.22

================================================================================
LOAN PURPOSE                          LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
PURCHASE                               92       12,433,507                51.88
REFINANCE                              12        1,572,442                 6.56
CASHOUT                                70        9,960,470                41.56

================================================================================
LIEN POSITION                         LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
1                                     174       23,966,419               100.00

================================================================================
UNDERWRITING CLASS                    LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
AA                                     19        2,362,821                 9.86
ANIV                                   15        2,025,059                 8.45
FD                                     24        4,127,112                17.22
I                                      45        6,432,514                26.84
II                                     15        1,698,275                 7.09
III                                    18        2,383,579                 9.95
IV                                     27        3,066,758                12.80
SE                                      7        1,579,523                 6.59
V                                       4          290,779                 1.21

================================================================================
COMBINED LOAN-TO-VALUE                LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
25.01 -           30.00                 1           60,000                 0.25
40.01 -           45.00                 2           77,069                 0.32
45.01 -           50.00                 2           98,676                 0.41
50.01 -           55.00                 1           94,500                 0.39
60.01 -           65.00                 3          238,779                 1.00
65.01 -           70.00                15        1,825,160                 7.62
70.01 -           75.00                17        3,099,796                12.93
75.01 -           80.00                44        6,292,332                26.25
80.01 -           85.00                44        5,361,042                22.37
85.01 -           90.00                45        6,819,065                28.45
WTD AVERAGE:      81.28

--------------------------------------------------------------------------------
Active Filter: Product="6 mo LIBOR"                         Requested by:  VO.32

Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     BALANCE  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    588   $    63,817,110   $ 108,533  10.721    8.125  14.375   357.9   359.2
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  79.4  6.130   3.500  8.750    16.721 14.125 20.375 100  9.721 7.125 13.375 100
================================================================================
================================================================================
STATE REPORT                          LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
NY                                     77       10,961,439                17.18
PA                                     96        8,632,403                13.53
NJ                                     46        6,096,363                 9.51
MI                                     58        5,672,908                 8.89
FL                                     51        4,540,021                 7.11
CO                                     29        4,247,567                 6.66
IL                                     38        3,715,738                 5.82
CT                                     29        3,054,350                 4.79
WA                                     17        2,358,150                 3.70
AZ                                     23        2,315,221                 3.63
UT                                     16        2,253,218                 3.53
MD                                     14        1,779,195                 2.79
GA                                     14        1,458,779                 2.29
WI                                     14        1,002,698                 1.57
OR                                     11          963,147                 1.51
SC                                     11          904,154                 1.42
NM                                      5          607,074                 0.95
CA                                      3          601,777                 0.94
IN                                      9          542,437                 0.85
OH                                      7          458,877                 0.72
NC                                      6          388,133                 0.61
MA                                      3          329,915                 0.52
NV                                      3          297,204                 0.47
DE                                      3          277,487                 0.43
KY                                      1           89,470                 0.14
MN                                      1           85,600                 0.13
VA                                      1           81,250                 0.13
DC                                      1           76,000                 0.12
ID                                      1           53,535                 0.08

================================================================================
ORIGINAL TERM                         LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
   169 -            180                 1           41,538                 0.07
   229 -            240                 8          362,665                 0.57
   349 -            360               579       63,412,907                99.37
   WTD AVERAGE:     359

================================================================================
REMAINING TERM                        LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
   168.01 -         180.00              1           41,538                 0.07
   228.01 -         240.00              8          362,665                 0.57
   348.01 -         360.00            579       63,412,907                99.37
WTD AVERAGE:        357.95

================================================================================
CURRENT BALANCE REPORT                LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
 10000.01 -       20000.00              5           80,729                 0.13
 20000.01 -       30000.00              8          204,859                 0.32
 30000.01 -       40000.00             30        1,064,219                 1.67
 40000.01 -       50000.00             42        1,911,465                 3.00
 50000.01 -       60000.00             65        3,595,828                 5.63
 60000.01 -       70000.00             47        3,017,049                 4.73
 70000.01 -       80000.00             44        3,280,526                 5.14
 80000.01 -       90000.00             43        3,637,527                 5.70
 90000.01 -      100000.00             46        4,391,925                 6.88
100000.01 -      110000.00             36        3,800,289                 5.95
110000.01 -      120000.00             39        4,503,037                 7.06
120000.01 -      130000.00             31        3,901,870                 6.11
130000.01 -      140000.00             26        3,516,406                 5.51
140000.01 -      150000.00             17        2,496,999                 3.91
150000.01 -      160000.00             18        2,777,436                 4.35
160000.01 -      170000.00              9        1,496,876                 2.35
170000.01 -      180000.00              9        1,582,775                 2.48
180000.01 -      190000.00              7        1,294,741                 2.03
190000.01 -      200000.00              7        1,366,787                 2.14
200000.01 -      250000.00             41        9,228,424                14.46
250000.01 -      300000.00              9        2,525,537                 3.96
300000.01 -      350000.00              2          639,308                 1.00
350000.01 -      400000.00              2          764,500                 1.20
400000.01 -      450000.00              2          869,250                 1.36
450000.01 -      500000.00              1          499,000                 0.78
500000.01 -      550000.00              1          525,300                 0.82
800000.01 -      850000.00              1          844,447                 1.32

================================================================================
PROPERTY TYPE                         LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
SINGLE FAMILY                         500       51,757,288                81.10
CONDOMINIUM                             1          233,894                 0.37
2-4 FAMILY                             56        7,423,318                11.63
MANUFACTURED HOUSING                   11          524,803                 0.82
PLANNED UNIT DEVELOPMENT               20        3,877,807                 6.08

================================================================================
OCCUPANCY STATUS                      LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
OWNER OCCUPIED                        562       61,628,429                96.57
NON-OWNER OCCUPIED                     26        2,188,681                 3.43

================================================================================
LIEN POSITION                         LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
1                                     588       63,817,110               100.00

================================================================================
MORTGAGE RATES                        LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
 8.000 -          8.249                 1          844,447                 1.32
 8.250 -          8.499                 6          541,292                 0.85
 8.500 -          8.749                10          892,968                 1.40
 8.750 -          8.999                12        1,627,775                 2.55
 9.000 -          9.249                 9          878,770                 1.38
 9.250 -          9.499                18        2,486,495                 3.90
 9.500 -          9.749                31        3,057,795                 4.79
 9.750 -          9.999                46        4,644,348                 7.28
10.000 -         10.249                45        5,176,656                 8.11
10.250 -         10.499                46        4,438,134                 6.95
10.500 -         10.749                77        8,494,377                13.31
10.750 -         10.999                45        5,271,485                 8.26
11.000 -         11.249                52        5,510,802                 8.64
11.250 -         11.499                39        4,502,056                 7.05
11.500 -         11.749                40        4,380,881                 6.86
11.750 -         11.999                13        1,360,225                 2.13
12.000 -         12.249                12        1,173,398                 1.84
12.250 -         12.499                25        2,681,181                 4.20
12.500 -         12.749                22        2,287,474                 3.58
12.750 -         12.999                15        1,415,648                 2.22
13.000 -         13.249                13        1,054,022                 1.65
13.250 -         13.499                 4          379,693                 0.59
13.500 -         13.749                 4          447,885                 0.70
13.750 -         13.999                 2          237,550                 0.37
14.250 -         14.499                 1           31,750                 0.05
WTD AVERAGE:     10.721

================================================================================
LOAN PURPOSE                          LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
PURCHASE                              255       28,398,417                44.50
REFINANCE                              58        6,474,472                10.15
CASHOUT                               275       28,944,221                45.35

================================================================================
UNDERWRITING      CLASS               LOANS      CURRENT BAL               %POOL
--------------------------------------------------------------------------------
AA                                     37        4,160,201                 6.52
ANIV                                   48        6,533,630                10.24
FD                                     71        9,554,866                14.97
I                                     144       15,473,055                24.25
II                                     68        6,946,978                10.89
III                                    67        7,612,484                11.93
IV                                     98        8,358,455                13.10
SE                                     33        3,530,390                 5.53
V                                      22        1,647,050                 2.58
--------------------------------------------------------------------------------
Active Filter: Product="2/28 LIBOR"                         Requested by:  VO.32

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/13/1997  16:30  Page 2
                              ---------------------
                              2/28 LIBOR LOANS ONLY
                              ---------------------
Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     BALANCE  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    588   $    63,817,110   $ 108,533  10.721    8.125  14.375   357.9   359.2
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  79.4  6.130   3.500  8.750    16.721 14.125 20.375 100  9.721 7.125 13.375 100
================================================================================

================================================================================
    COMBINED LOAN-TO-VALUE             LOANS        CURRENT BAL           %POOL
--------------------------------------------------------------------------------
          10.01 -      15.00              1             12,000            0.02
          20.01 -      25.00              1             30,000            0.05
          25.01 -      30.00              2             45,992            0.07
          30.01 -      35.00              1             55,000            0.09
          35.01 -      40.00              5            426,816            0.67
          40.01 -      45.00              4            132,191            0.21
          45.01 -      50.00              8            724,147            1.13
          50.01 -      55.00              7            667,505            1.05
          55.01 -      60.00             15          1,005,145            1.58
          60.01 -      65.00             28          3,602,516            5.65
          65.01 -      70.00             48          4,425,496            6.93
          70.01 -      75.00             62          7,209,779           11.30
          75.01 -      80.00            145         15,286,830           23.95
          80.01 -      85.00            123         15,032,326           23.56
          85.01 -      90.00            138         15,161,368           23.76
WTD AVERAGE:           79.36

--------------------------------------------------------------------------------
Active Filter:  PRODUCT="2/28 LIBOR"                        Requested by:  V0.32

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/13/1997  16:32  Page 1
                        ---------------------------------
                        1 YEAR CMT AND 3/1 CMT LOANS ONLY
                        ---------------------------------
Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    240   $    31,381,313   $ 130,755   8.748    5.500  12.125   322.8   358.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  75.6  3.756   1.875  8.250    13.342 10.500 18.125 100  9.837 7.125 12.125  29
================================================================================

================================================================================
STATE REPORT                                 LOANS     CURRENT BAL        %POOL
--------------------------------------------------------------------------------
IL                                             185      22,228,079        70.83
CO                                              13       2,046,954         6.52
NY                                               9       1,766,544         5.63
NJ                                              10       1,755,433         5.59
IN                                               3         931,100         2.97
UT                                               6         929,437         2.96
GA                                               4         630,546         2.01
PA                                               3         460,679         1.47
MA                                               1         176,172         0.56
WA                                               1         135,897         0.43
OH                                               2         128,616         0.41
CT                                               1         102,000         0.33
RI                                               1          59,857         0.19
MI                                               1          30,000         0.10

================================================================================

================================================================================
CURRENT BALANCE REPORT             LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    10000.01 -        20000.00         1                18,033            0.06
    20000.01 -        30000.00         5               130,850            0.42
    30000.01 -        40000.00         5               190,983            0.61
    40000.01 -        50000.00        10               443,474            1.41
    50000.01 -        60000.00        18             1,002,701            3.20
    60000.01 -        70000.00        16             1,065,703            3.40
    70000.01 -        80000.00        15             1,125,256            3.59
    80000.01 -        90000.00        13             1,110,984            3.54
    90000.01 -       100000.00        29             2,767,262            8.82
   100000.01 -       110000.00        13             1,348,336            4.30
   110000.01 -       120000.00        18             2,067,754            6.59
   120000.01 -       130000.00         8             1,003,047            3.20
   130000.01 -       140000.00        16             2,159,154            6.88
   140000.01 -       150000.00         6               862,827            2.75
   150000.01 -       160000.00         8             1,224,513            3.90
   160000.01 -       170000.00         6               993,170            3.16
   170000.01 -       180000.00         8             1,403,984            4.47
   180000.01 -       190000.00         2               369,817            1.18
   190000.01 -       200000.00         7             1,365,955            4.35
   200000.01 -       250000.00        14             3,119,274            9.94
   250000.01 -       300000.00        10             2,762,060            8.80
   300000.01 -       350000.00         3             1,007,528            3.21
   350000.01 -       400000.00         6             2,253,188            7.18
   450000.01 -       500000.00         2               957,260            3.05
   600000.01 -       650000.00         1               628,200            2.00

================================================================================
LIEN POSITION                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
1                                    240            31,381,313          100.00

================================================================================
MORTGAGE RATES                     LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
      5.500 -           5.749          2               261,831            0.83
      7.000 -           7.249          1                90,000            0.29
      7.250 -           7.499          1               191,250            0.61
      7.500 -           7.749          3               175,468            0.56
      8.000 -           8.249         27             3,249,290           10.35
      8.250 -           8.499        123            15,274,202           48.67
      8.500 -           8.749         39             5,079,658           16.19
      8.750 -           8.999          5               775,584            2.47
      9.250 -           9.499          4               630,025            2.01
      9.500 -           9.749          4               451,547            1.44
      9.750 -           9.999          3               368,231            1.17
     10.000 -          10.249          6             1,105,286            3.52
     10.500 -          10.749          5               903,060            2.88
     10.750 -          10.999          6             1,027,873            3.28
     11.000 -          11.249          2               440,410            1.40
     11.250 -          11.499          3               503,297            1.60
     11.500 -          11.749          3               262,000            0.83
     11.750 -          11.999          2               318,000            1.01
     12.000 -          12.249          1               274,300            0.87
WTD AVERAGE:            8.748

================================================================================
ORIGINAL TERM                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    169.00 -           180.00          5               348,309            1.11
    349.00 -           360.00        235            31,033,004           98.89
WTD AVERAGE:           358.00

================================================================================
REMAINING TERM                     LOANS           CURRENT BAL           %POOL
    120.01 -           132.00          2               135,101            0.43
    132.01 -           144.00          3               213,208            0.68
    204.01 -           216.00          1                81,082            0.26
    216.01 -           228.00          2               199,203            0.63
    264.01 -           276.00          1                78,822            0.25
    276.01 -           288.00          2               173,875            0.55
    288.01 -           300.00          6             1,092,090            3.48
    300.01 -           312.00         72             8,710,411           27.76
    312.01 -           324.00         87            10,557,557           33.64
    324.01 -           336.00          9               986,730            3.14
    348.01 -           360.00         55             9,153,235           29.17
WTD AVERAGE:           322.80

================================================================================
PROPERTY TYPE                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
SINGLE FAMILY                        183            25,257,749           80.49
CONDOMINIUM                           40             3,592,071           11.45
2-4 FAMILY                            14             2,104,756            6.71
MULTI-FAMILY                           3               426,737            1.36

================================================================================
OCCUPANCY STATUS                   LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
OWNER OCCUPIED                       230            30,445,663           97.02
NON-OWNER OCCUPIED                    10               935,650            2.98

================================================================================
LOAN PURPOSE                       LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
PURCHASE                              82            10,088,908           32.15
REFINANCE                             14             2,614,216            8.33
CASHOUT                              144            18,678,189           59.52

================================================================================
UNDERWRITING CLASS                 LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
A                                    185            22,228,079           70.83
AA                                     6               861,759            2.75
ANIV                                   6             1,450,288            4.62
FD                                    12             1,897,204            6.05
I                                     13             2,006,265            6.39
II                                     3               406,256            1.29
III                                    4               778,165            2.48
IV                                     8             1,224,139            3.90
SE                                     3               529,159            1.69

--------------------------------------------------------------------------------
Active Filter:  PRODUCT="1 YR CMT" OR PRODUCT="3/1 YR CMT"  Requested by:  V0.32

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/13/1997  16:32  Page 2
                        ---------------------------------
                        1 YEAR CMT AND 3/1 CMT LOANS ONLY
                        ---------------------------------
Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    240   $    31,381,313   $ 130,755   8.748    5.500  12.125   322.8   358.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  75.6  3.756   1.875  8.250    13.342 10.500 18.125 100  9.837 7.125 12.125  29
================================================================================

================================================================================
    COMBINED LOAN-TO-VALUE             LOANS        CURRENT BAL           %POOL
--------------------------------------------------------------------------------
          10.01 -      15.00              1             27,690            0.09
          20.01 -      25.00              1             28,386            0.09
          25.01 -      30.00              2            101,668            0.32
          30.01 -      35.00              3            155,717            0.50
          35.01 -      40.00              2            318,489            1.01
          40.01 -      45.00              3            409,443            1.30
          45.01 -      50.00              6            563,389            1.80
          50.01 -      55.00             10          1,484,049            4.73
          55.01 -      60.00              6            548,414            1.75
          60.01 -      65.00              6          1,008,339            3.21
          65.01 -      70.00             23          3,413,584           10.88
          70.01 -      75.00             33          4,076,933           12.99
          75.01 -      80.00             81         10,583,836           33.73
          80.01 -      85.00             23          3,291,969           10.49
          85.01 -      90.00             40          5,369,407           17.11
WTD AVERAGE:           75.56

--------------------------------------------------------------------------------
Active Filter:  PRODUCT="1 YR CMT" OR PRODUCT="3/1 YR CMT"  Requested by:  V0.32

[LOGO] MERRILL LYNCH                         COMPUTATIONAL MATERIALS
================================================================================

           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-2
                           $302,000,000 (APPROXIMATE)

                      ADDITION TO COMPUTATIONAL MATERIALS

--------------------------------------------------------------------------------

  The following pages contain additional tables that were not included in the previously distributed computational materials. The new tables document "Months to Roll" and "Periodic Rate Cap" for the ARMs.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. Those Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3639.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                        2

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/16/1997  13:40  Page 1
                         ------------------------------
                         ALLIANCE ADJUSTABLE RATE LOANS
                         ------------------------------

Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
  1,002   $   119,164,842   $ 118,927  10.045    5.500  14.375   348.8   359.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  78.7  5.531   1.875  8.750    15.667 10.500 20.375 100 9.778 7.125 13.375 81
================================================================================

================================================================================
STATE REPORT                       LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
IL                                   241               28,456,501          23.88
NY                                   112               17,504,051          14.69
NJ                                    78               10,933,144           9.17
PA                                   120               10,901,645           9.15
MI                                    80                8,489,232           7.12
CO                                    49                7,594,072           6.37
FL                                    52                4,624,021           3.88
CT                                    38                3,780,700           3.17
UT                                    27                3,725,857           3.13
AZ                                    31                3,330,366           2.79
GA                                    25                2,983,262           2.50
MD                                    24                2,926,183           2.46
WA                                    21                2,798,502           2.35
IN                                    13                1,587,537           1.33
CA                                     5                1,344,988           1.13
WI                                    17                1,332,598           1.12
OH                                    13                1,142,392           0.96
OR                                    12                1,072,897           0.90
SC                                    11                  904,154           0.76
MA                                     6                  869,887           0.73
VA                                     2                  694,555           0.58
NM                                     5                  607,074           0.51
NC                                     8                  556,061           0.47
NV                                     3                  297,204           0.25
DE                                     3                  277,487           0.23
DC                                     2                  144,000           0.12
KY                                     1                   89,470           0.08
MN                                     1                   85,600           0.07
RI                                     1                   59,857           0.05
ID                                     1                   53,535           0.04

================================================================================
ORIGINAL TERM                      LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
        169-    180                    6                  389,847           0.33
        229-    240                    8                  362,665           0.30
        349-    360                  988              118,412,330          99.37
WTD AVERAGE:    359

================================================================================
PROPERTY TYPE                      LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
SINGLE FAMILY                        831               96,406,314          80.90
CONDOMINIUM                           42                4,029,965           3.38
2-4 FAMILY                            87               12,025,159          10.09
MANUFACTURED HOUSING                  12                  601,303           0.50
PLANNED UNIT DEVELOPMENT              27                5,675,364           4.76
MULTI-FAMILY                           3                  426,737           0.36

================================================================================
CURRENT BALANCE REPORT             LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
 10000.01-    20000.00                 6                   98,761           0.08
 20000.01-    30000.00                15                  384,641           0.32
 30000.01-    40000.00                39                1,397,809           1.17
 40000.01-    50000.00                63                2,846,922           2.39
 50000.01-    60000.00                92                5,097,904           4.28
 60000.01-    70000.00                70                4,537,019           3.81
 70000.01-    80000.00                66                4,920,610           4.13
 80000.01-    90000.00                73                6,196,829           5.20
 90000.01-   100000.00                89                8,468,506           7.11
100000.01-   110000.00                64                6,737,953           5.65
110000.01-   120000.00                66                7,620,041           6.39
120000.01-   130000.00                43                5,396,244           4.53
130000.01-   140000.00                55                7,415,749           6.22
140000.01-   150000.00                35                5,111,765           4.29
150000.01-   160000.00                35                5,414,255           4.54
160000.01-   170000.00                18                2,986,150           2.51
170000.01-   180000.00                19                3,344,759           2.81
180000.01-   190000.00                12                2,227,224           1.87
190000.01-   200000.00                21                4,112,317           3.45
200000.01-   250000.00                72               16,194,162          13.59
250000.01-   300000.00                20                5,575,874           4.68
300000.01-   350000.00                 5                1,646,836           1.38
350000.01-   400000.00                10                3,760,899           3.16
400000.01-   450000.00                 4                1,731,250           1.45
450000.01-   500000.00                 3                1,456,260           1.22
500000.01-   550000.00                 2                1,073,425           0.90
600000.01-   650000.00                 3                1,875,105           1.57
650000.01-   700000.00                 1                  691,125           0.58
800000.01-   850000.00                 1                  844,447           0.71

================================================================================
REMAINING TERM                     LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
     120.01-   132.00                  2                  135,101           0.11
     132.01-   144.00                  3                  213,208           0.18
     168.01-   180.00                  1                   41,538           0.03
     204.01-   216.00                  1                   81,082           0.07
     216.01-   228.00                  2                  199,203           0.17
     228.01-   240.00                  8                  362,665           0.30
     264.01-   276.00                  1                   78,822           0.07
     276.01-   288.00                  2                  173,875           0.15
     288.01-   300.00                  6                1,092,090           0.92
     300.01-   312.00                 72                8,710,411           7.31
     312.01-   324.00                 87               10,557,557           8.86
     324.01-   336.00                  9                  986,730           0.83
     348.01-   360.00                808               96,532,561          81.01
WTD AVERAGE:   348.80

================================================================================
MORTGAGE RATES                     LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
      5.500-     5.749                 2                  261,831           0.22
      7.000-     7.249                 1                   90,000           0.08
      7.250-     7.499                 3                  510,450           0.43
      7.500-     7.749                 4                  379,468           0.32
      7.750-     7.999                 3                  408,030           0.34
      8.000-     8.249                28                4,093,737           3.44
      8.250-     8.499               133               16,277,445          13.66
      8.500-     8.749                56                6,710,380           5.63
      8.750-     8.999                26                3,519,021           2.95
      9.000-     9.249                22                2,652,998           2.23
      9.250-     9.499                27                4,665,622           3.92
      9.500-     9.749                60                6,590,497           5.53
      9.750-     9.999                71                7,991,629           6.71
     10.000-    10.249                65                8,995,795           7.55
     10.250-    10.499                67                7,858,450           6.59
     10.500-    10.749                90               10,383,524           8.71
     10.750-    10.999                57                6,855,669           5.75
     11.000-    11.249                60                6,580,018           5.52
     11.250-    11.499                53                6,378,332           5.35
     11.500-    11.749                51                5,432,412           4.56
     11.750-    11.999                20                2,132,634           1.79
     12.000-    12.249                15                1,691,698           1.42
     12.250-    12.499                26                2,749,181           2.31
     12.500-    12.749                23                2,389,474           2.01
     12.750-    12.999                15                1,415,648           1.19
     13.000-    13.249                13                1,054,022           0.88
     13.250-    13.499                 4                  379,693           0.32
     13.500-    13.749                 4                  447,885           0.38
     13.750-    13.999                 2                  237,550           0.20
     14.250-    14.499                 1                   31,750           0.03
WTD AVERAGE-    10.045

================================================================================
OCCUPANCY STATUS                   LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
OWNER OCCUPIED                       959              115,268,036          96.73
NON-OWNER OCCUPIED                    43                3,896,807           3.27

================================================================================
LOAN PURPOSE                       LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
PURCHASE                             429               50,920,832          42.73
REFINANCE                             84               10,661,130           8.95
CASHOUT                              489               57,582,881          48.32

--------------------------------------------------------------------------------
Active Filter: ARMORFIX= "2"                                 Requested by: V0.32

[LOGO] Merrill Lynch

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/16/1997  13:40  Page 2
                         ------------------------------
                         ALLIANCE ADJUSTABLE RATE LOANS
                         ------------------------------

Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
  1,002   $   119,164,842   $ 118,927  10.045    5.500  14.375   348.8   359.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  78.7  5.531   1.875  8.750    15.667 10.500 20.375 100 9.778 7.125 13.375 81
================================================================================

================================================================================
LIEN POSITION                      LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
1                                  1,002              119,164,842         100.00

================================================================================
UNDERWRITING CLASS                 LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
A                                    185               22,228,079          18.65
AA                                    62                7,384,781           6.20
ANIV                                  69               10,008,977           8.40
FD                                   107               15,579,182          13.07
I                                    202               23,911,834          20.07
II                                    86                9,051,510           7.60
III                                   89               10,774,228           9.04
IV                                   133               12,649,352          10.62
SE                                    43                5,639,071           4.73
V                                     26                1,937,829           1.63

================================================================================
COMBINED LOAN-TO-VALUE             LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
       10.01-    15.00                 2                   39,690           0.03
       20.01-    25.00                 2                   58,386           0.05
       25.01-    30.00                 5                  207,660           0.17
       30.01-    35.00                 4                  210,717           0.18
       35.01-    40.00                 7                  745,305           0.63
       40.01-    45.00                 9                  618,703           0.52
       45.01-    50.00                16                1,386,212           1.16
       50.01-    55.00                18                2,246,055           1.88
       55.01-    60.00                21                1,553,560           1.30
       60.01-    65.00                37                4,849,634           4.07
       65.01-    70.00                86                9,664,240           8.11
       70.01-    75.00               112               14,386,507          12.07
       75.01-    80.00               270               32,162,997          26.99
       80.01-    85.00               190               23,685,338          19.88
       85.01-    90.00               223               27,349,839          22.95
WTD AVERAGE:     78.75

================================================================================
PERCAP                             LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
      1,000                          762               87,783,529          73.67
      2,000                          240               31,381,313          26.33

================================================================================
MONTHS TO NEXT ADJ DATE            LOANS              CURRENT BAL          %POOL
--------------------------------------------------------------------------------
           1                          21                2,406,873           2.02
           2                          16                2,041,866           1.71
           3                          28                3,566,545           2.99
           4                          58                7,328,879           6.15
           5                         119               17,214,685          14.45
           6                          87               12,009,755          10.08
           7                          17                1,976,573           1.56
           8                          22                3,005,952           2.52
           9                          13                1,358,405           1.14
          10                           9                1,014,835           0.85
          11                           8                1,289,393           1.08
          12                          14                1,888,671           1.58
          17                           1                   73,235           0.06
          18                           2                  321,566           0.27
          19                          17                1,503,126           1.26
          20                          24                2,455,260           2.06
          21                          17                2,005,400           1.68
          22                         115               12,734,414          10.69
          23                         243               27,128,771          22.77
          24                         171               17,840,638          14.97

--------------------------------------------------------------------------------
Active Filter: ARMORFIX= "2"                                 Requested by: V0.32

[LOGO] Merrill Lynch

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/16/1997  13:42  Page 1
                              ------------------------
                              6 MONTH LIBOR LOANS ONLY
                              ------------------------
Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    174   $    23,966,419   $ 137,738   9.944    7.375  12.625   358.5   360.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  81.3  6.260   3.750  8.500    15.907 13.375 18.625 100  9.907 7.375 12.625 100
================================================================================

================================================================================
STATE REPORT                                 LOANS     CURRENT BAL        %POOL
--------------------------------------------------------------------------------
NY                                              26       4,776,078        19.93
NJ                                              22       3,108,348        12.97
MI                                              21       2,786,323        11.63
IL                                              18       2,512,684        10.48
PA                                              21       1,808,562         7.55
CO                                               7       1,299,551         5.42
MD                                              10       1,146,988         4.79
AZ                                               8       1,015,145         4.24
GA                                               7         893,938         3.73
CA                                               2         743,211         3.10
CT                                               8         624,351         2.61
VA                                               1         613,305         2.56
OH                                               4         553,900         2.31
UT                                               5         543,202         2.27
MA                                               2         363,800         1.52
WI                                               3         329,900         1.38
0A                                               3         304,455         1.27
NC                                               2         167,928         0.70
IN                                               1         114,000         0.48
OR                                               1         108,750         0.45
FL                                               1          84,000         0.35
DC                                               1          68,000         0.28

================================================================================
MORTGAGE RATES                     LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
      7.250 -           7.499          2               319,200            1.33
      7.500 -           7.749          1               204,000            0.85
      7.750 -           7.999          3               408,030            1.70
      8.250 -           8.499          4               461,951            1.93
      8.500 -           8.749          7               737,754            3.08
      8.750 -           8.999          9             1,115,661            4.66
      9.000 -           9.249         13             1,774,228            7.40
      9.250 -           9.499          5             1,549,102            6.46
      9.500 -           9.749         25             3,081,154           12.86
      9.750 -           9.999         22             2,979,050           12.43
     10.000 -          10.249         14             2,713,852           11.32
     10.250 -          10.499         21             3,420,316           14.27
     10.500 -          10.749          8               986,086            4.11
     10.750 -          10.999          6               556,311            2.32
     11.000 -          11.249          6               628,806            2.62
     11.250 -          11.499         11             1,372,979            5.73
     11.500 -          11.749          8               789,531            3.29
     11.750 -          11.999          5               454,409            1.90
     12.000 -          12.249          2               244,000            1.02
     12.250 -          12.499          1                68,000            0.28
     12.500 -          12.749          1               102,000            0.43
WTD AVERAGE:            9.944
--------------------------------------------------------------------------------

================================================================================
CURRENT BALANCE REPORT             LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    20000.01 -        30000.00         2                48,932            0.20
    30000.01 -        40000.00         4               142,608            0.60
    40000.01 -        50000.00        11               491,983            2.05
    50000.01 -        60000.00         9               499,374            2.08
    60000.01 -        70000.00         7               454,257            1.90
    70000.01 -        80000.00         7               514,828            2.15
    80000.01 -        90000.00        17             1,448,318            6.04
    90000.01 -       100000.00        14             1,309,319            5.46
   100000.01 -       110000.00        15             1,589,328            6.63
   110000.01 -       120000.00         9             1,049,250            4.38
   120000.01 -       130000.00         4               491,328            2.05
   130000.01 -       140000.00        13             1,740,188            7.26
   140000.01 -       150000.00        12             1,751,939            7.31
   150000.01 -       160000.00         9             1,412,305            5.89
   160000.01 -       170000.00         3               496,103            2.07
   170000.01 -       180000.00         2               358,000            1.49
   180000.01 -       190000.00         3               562,666            2.35
   190000.01 -       200000.00         7             1,379,576            5.76
   200000.01 -       250000.00        17             3,846,464           16.05
   250000.01 -       300000.00         1               288,277            1.20
   350000.01 -       400000.00         2               743,211            3.10
   400000.01 -       450000.00         2               862,000            3.60
   500000.01 -       550000.00         1               548,125            2.29
   600000.01 -       650000.00         2             1,246,905            5.20
   650000.01 -       700000.00         1               691,125            2.88

================================================================================
ORIGINAL TERM                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    349 -                  360       174            23,966,419          100.00
WTD AVERAGE:               360

================================================================================
REMAINING TERM                     LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    348.01 -           360.00        174            23,966,419          100.00
WTD AVERAGE:           358.50

================================================================================
PROPERTY TYPE                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
SINGLE FAMILY                        148            19,391,277           80.91
CONDOMINIUM                            1               204,000            0.85
2-4 FAMILY                            17             2,497,094           10.42
MANUFACTURED HOUSING                   1                76,500            0.32
PLANNED UNIT DEVELOPMENT               7             1,797,557            7.50

================================================================================
OCCUPANCY STATUS                   LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
OWNER OCCUPIED                       167            21,193,943           96.78
NON-OWNER OCCUPIED                     7               772,475            3.22

================================================================================
LOAN PURPOSE                       LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
PURCHASE                              92            12,433,507           51.88
REFINANCE                             12             1,572,442            6.56
CASHOUT                               70             9,960,470           41.56

================================================================================
LIEN POSITION                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
1                                    174            23,966,419          100.00

================================================================================
UNDERWRITING CLASS                 LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
AA                                    19             2,362,821            9.86
ANIV                                  15             2,025,059            9.45
FD                                    24             4,127,112           17.22
I                                     45             6,432,514           26.84
II                                    15             1,698,275            7.09
III                                   18             2,383,579            9.95
IV                                    27             3,066,758           12.80
SE                                     7             1,579,523            6.59
V                                      4               290,779            1.21

================================================================================
    COMBINED LOAN-TO-VALUE             LOANS        CURRENT BAL           %POOL
--------------------------------------------------------------------------------
          25.01 -      30.00              1             60,000            0.25
          40.01 -      45.00              2             77,069            0.32
          45.01 -      50.00              2             98,676            0.41
          50.01 -      55.00              1             94,500            0.39
          60.01 -      65.00              3            238,779            1.00
          65.01 -      70.00             15          1,825,160            7.62
          70.01 -      75.00             17          3,099,796           12.93
          75.01 -      80.00             44          6,292,332           26.25
          80.01 -      85.00             44          5,361,042           22.37
          85.01 -      90.00             45          6,819,065           28.45
WTD AVERAGE:           81.28

================================================================================
PRECAP                                 LOANS        CURRENT BAL           %POOL
--------------------------------------------------------------------------------
          1,000                         174         23,966,419          100.00

--------------------------------------------------------------------------------
Active Filter:  PRODUCT="6 mo LIBOR"                        Requested by:  V0.32

[LOGO] MERRILL LYNCH

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/16/1997  13:42  Page 2
                              ------------------------
                              6 MONTH LIBOR LOANS ONLY
                              ------------------------
Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    174   $    23,966,419   $ 137,738   9.944    7.375  12.625   358.5   360.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  81.3  6.260   3.750  8.500    15.907 13.375 18.625 100  9.907 7.375 12.625 100
================================================================================

================================================================================
MONTHS TO NEXT ADJ DATE                LOANS        CURRENT BAL           %POOL
--------------------------------------------------------------------------------
                1                         4            549,699            2.29
                2                         2            314,547            1.31
                3                         9          1,262,465            5.27
                4                        34          4,476,316           18.68
                5                        76         11,325,282           47.25
                6                        47          5,792,808           24.17
               23                         1            168,800            0.70
               24                         1             76,500            0.32
--------------------------------------------------------------------------------
Active Filter:  PRODUCT="6 mo LIBOR"                        Requested by:  V0.32

[LOGO] MERRILL LYNCH

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/16/1997  13:41  Page 1
                        ---------------------------------
                              2/28 LIBOR LOANS ONLY
                        ---------------------------------
Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     BALANCE  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    588   $    63,817,110   $ 108,533  10.721    8.125  14.375   357.9   359.2
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  79.4  6.130   3.500  8.750    16.721 14.125 20.375 100  9.721 7.125 13.375 100
================================================================================

================================================================================
STATE REPORT                                 LOANS     CURRENT BAL        %POOL
--------------------------------------------------------------------------------
NY                                              77      10,961,439        17.18
PA                                              96       8,632,403        13.53
NJ                                              46       6,069,363         9.51
MI                                              58       5,672,908         8.89
FL                                              51       4,540,021         7.11
CO                                              29       4,247,567         6.66
IL                                              38       3,715,738         5.82
CT                                              29       3,054,350         4.79
WA                                              17       2,358,150         3.70
AZ                                              23       2,315,221         3.63
UT                                              16       2,253,218         3.53
MO                                              14       1,779,195         2.79
GA                                              14       1,458,779         2.29
WI                                              14       1,002,698         1.67
OR                                              11         963,147         1.61
SC                                              11         904,154         1.42
NM                                               5         607,074         0.95
CA                                               3         601,777         0.94
IN                                               9         542,437         0.85
OH                                               7         458,677         0.72
NC                                               6         388,133         0.61
MA                                               3         329,915         0.62
NV                                               3         297,204         0.47
DE                                               3         277,487         0.43
KY                                               1          89,470         0.14
MN                                               1          85,600         0.13
VA                                               1          81,250         0.13
DC                                               1          76,000         0.12
ID                                               1          53,535         0.08

================================================================================
ORIGINAL TERM                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
       169 -           180             1                41,538            0.07
       229 -           240             8               362,665            0.57
       349 -           360           579            63,412,907           99.37
WTD AVERAGE:           359

================================================================================
REMAINING TERM                     LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    168.01 -           180.00          1                41,538            0.07
    228.01 -           240.00          8               362,665            0.57
    348.01 -           360.00        579            63,412,907           99.37
WTD AVERAGE:           357.95

================================================================================
CURRENT BALANCE REPORT             LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    10000.01 -        20000.00         5                80,729            0.13
    20000.01 -        30000.00         9               204,859            0.32
    30000.01 -        40000.00        30             1,064,219            1.67
    40000.01 -        50000.00        42             1,911,465            3.00
    50000.01 -        60000.00        65             3,595,828            5.63
    60000.01 -        70000.00        47             3,017,049            4.73
    70000.01 -        80000.00        44             3,280,526            5.14
    80000.01 -        90000.00        43             3,637,527            5.70
    90000.01 -       100000.00        46             4,391,925            6.88
   100000.01 -       110000.00        35             3,800,289            5.95
   110000.01 -       120000.00        39             4,503,037            7.05
   120000.01 -       130000.00        31             3,901,870            6.11
   130000.01 -       140000.00        26             3,516,406            5.51
   140000.01 -       150000.00        17             2,496,999            3.91
   150000.01 -       160000.00        13             2,777,436            4.35
   160000.01 -       170000.00         9             1,496,876            2.35
   170000.01 -       180000.00         9             1,582,775            2.48
   180000.01 -       190000.00         7             1,294,741            2.03
   190000.01 -       200000.00         7             1,365,787            2.14
   200000.01 -       250000.00        41             9,228,424           14.45
   250000.01 -       300000.00         9             2,525,537            3.96
   300000.01 -       350000.00         2               639,308            1.00
   350000.01 -       400000.00         2               764,500            1.20
   400000.01 -       450000.00         2               869,250            1.36
   450000.01 -       500000.00         1               499,000            0.78
   500000.01 -       550000.00         1               525,300            0.82
   800000.01 -       850000.00         1               844,447            1.32

================================================================================
PROPERTY TYPE                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
SINGLE FAMILY                        500            51,757,288           81.10
CONDOMINIUM                            1               233,894            0.37
2-4 FAMILY                            56             7,423,318           11.63
MANUFACTURED HOUSING                  11               524,803            0.82
PLANNED UNIT DEVELOPMENT              20             3,877,807            6.08

================================================================================
OCCUPANCY STATUS                   LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
OWNER OCCUPIED                       562            61,628,429           96.57
NON-OWNER OCCUPIED                    26             2,188,681            3.43

================================================================================
LIEN POSITION                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
1                                    588            63,817,110          100.00

================================================================================
MORTGAGE RATES                     LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
      8.000 -           8.249          1               844,447            1.32
      8.250 -           8.499          6               541,292            0.85
      8.500 -           8.749         10               892,968            1.40
      8.750 -           8.999         12             1,627,775            2.55
      9.000 -           9.249          9               878,770            1.38
      9.250 -           9.499         18             2,486,495            3.90
      9.500 -           9.749         31             3,057,795            4.79
      9.750 -           9.999         46             4,644,349            7.28
     10.000 -          10.249         45             5,176,656            8.11
     10.250 -          10.499         46             4,438,134            6.95
     10.500 -          10.749         77             8,494,377           13.31
     10.750 -          10.999         45             5,271,485            8.26
     11.000 -          11.249         52             5,510,802            8.64
     11.250 -          11.499         39             4,502,056            7.05
     11.500 -          11.749         40             4,380,881            6.86
     11.750 -          11.999         13             1,360,225            2.13
     12.000 -          12.249         12             1,173,398            1.84
     12.250 -          12.499         25             2,681,181            4.20
     12.500 -          12.749         22             2,287,474            3.58
     12.750 -          12.999         15             1,415,648            2.22
     13.000 -          13.249         13             1,054,022            1.65
     13.250 -          13.499          4               379,693            0.59
     13.500 -          13.749          4               447,885            0.70
     13.750 -          13.999          2               237,550            0.37
     14.250 -          14.499          1                31,750            0.05
WTD AVERAGE:           10.721

================================================================================
LOAN PURPOSE                       LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
PURCHASE                             255            28,398,417           44.50
REFINANCE                             58             6,474,472           10.15
CASHOUT                              275            28,944,221           45.35

================================================================================
UNDERWRITING CLASS                 LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
AA                                    37             4,160,201            6.52
ANIV                                  48             6,533,630           10.24
FD                                    71             9,554,866           14.97
I                                    144            15,473,055           24.25
II                                    68             6,946,978           10.89
III                                   67             7,612,484           11.93
IV                                    98             8,358,455           13.10
SE                                    33             3,530,390            5.53
V                                     22             1,647,050            2.59

--------------------------------------------------------------------------------
Active Filter:  PRODUCT="2/28 LIBOR"                       Requested by:  V0.32

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/16/1997  13:41  Page 2
                              ---------------------
                              2/28 LIBOR LOANS ONLY
                              ---------------------
Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    588   $    63,817,110   $ 108,533  10.721    8.125  14.375   357.9   359.2
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  79.4  6.130   3.500  8.750    16.721 14.125 20.375 100  9.721 7.125 13.375 100
================================================================================

================================================================================
    COMBINED LOAN-TO-VALUE             LOANS        CURRENT BAL           %POOL
--------------------------------------------------------------------------------
          10.01 -      15.00              1             12,000            0.02
          20.01 -      25.00              1             30,000            0.05
          25.01 -      30.00              2             45,992            0.07
          30.01 -      35.00              1             55,000            0.09
          35.01 -      40.00              5            426,816            0.67
          40.01 -      45.00              4            132,191            0.21
          45.01 -      50.00              6            724,147            1.13
          50.01 -      55.00              7            667,505            1.05
          55.01 -      60.00             15          1,005,145            1.58
          60.01 -      65.00             28          3,602,516            5.65
          65.01 -      70.00             48          4,425,496            6.93
          70.01 -      75.00             62          7,209,779           11.30
          75.01 -      80.00            145         15,286,830           23.95
          80.01 -      85.00            123         15,032,326           23.56
          85.01 -      90.00            138         15,161,368           23.76
WTD AVERAGE:           79.36

================================================================================
     MONTHS TO NEXT ADJ DATE          LOANS        CURRENT BAL           %POOL
--------------------------------------------------------------------------------
             17                           1             73,235            0.11
             18                           2            321,566            0.50
             19                          17          1,503,126            2.36
             20                          24          2,455,260            3.85
             21                          17          2,005,400            3.14
             22                         115         12,734,414           19.95
             23                         242         26,959,971           42.25
             24                         170         17,764,138           27.84

================================================================================
           PERCAP                     LOANS        CURRENT BAL           %POOL
--------------------------------------------------------------------------------
          1.000                         588         63,817,110          100.00
--------------------------------------------------------------------------------
Active Filter:  PRODUCT="2/28 LIBOR"                        Requested by:  V0.32

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/16/1997  13:41  Page 1
                        ---------------------------------
                        1 YEAR CMT AND 3/1 CMT LOANS ONLY
                        ---------------------------------
Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    240   $    31,381,313   $ 130,755   8.748    5.500  12.125   322.8   358.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  75.6  3.756   1.875  8.250    13.342 10.500 18.125 100  9.837 7.125 12.125  29
================================================================================

================================================================================
STATE REPORT                       LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
IL                                   185            22,228,079           70.83
CO                                    13             2,046,954            6.52
NY                                     9             1,766,544            5.63
NJ                                    10             1,755,433            5.59
IN                                     3               931,100            2.97
UT                                     6               929,437            2.96
GA                                     4               630,546            2.01
PA                                     3               460,679            1.47
MA                                     1               176,172            0.56
WA                                     1               135,897            0.43
OH                                     2               128,616            0.41
CT                                     1               102,000            0.33
RI                                     1                59,857            0.19
MI                                     1                30,000            0.10

================================================================================

================================================================================
CURRENT BALANCE REPORT             LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    10000.01 -        20000.00         1                18,033            0.06
    20000.01 -        30000.00         5               130,850            0.42
    30000.01 -        40000.00         5               190,983            0.61
    40000.01 -        50000.00        10               443,474            1.41
    50000.01 -        60000.00        18             1,002,701            3.20
    60000.01 -        70000.00        169            1,065,703            3.40
    70000.01 -        80000.00        15             1,125,256            3.59
    80000.01 -        90000.00        13             1,110,984            3.54
    90000.01 -       100000.00        29             2,767,262            8.82
   100000.01 -       110000.00        13             1,348,336            4.30
   110000.01 -       120000.00        18             2,067,754            6.59
   120000.01 -       130000.00         8             1,003,047            3.20
   130000.01 -       140000.00        16             2,159,154            6.88
   140000.01 -       150000.00         6               862,827            2.75
   150000.01 -       160000.00         8             1,224,513            3.90
   160000.01 -       170000.00         6               993,170            3.16
   170000.01 -       180000.00         8             1,403,984            4.47
   180000.01 -       190000.00         2               369,817            1.18
   190000.01 -       200000.00         7             1,365,955            4.35
   200000.01 -       250000.00        14             3,119,274            9.94
   250000.01 -       300000.00        10             2,762,060            8.80
   300000.01 -       350000.00         3             1,007,528            3.21
   350000.01 -       400000.00         6             2,253,188            7.18
   450000.01 -       500000.00         2               957,260            3.05
   600000.01 -       650000.00         1               628,200            2.00

================================================================================
LIEN POSITION                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
1                                    240            31,381,313          100.00

================================================================================
MORTGAGE RATES                     LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
      5.500 -           5.749          2               261,831            0.83
      7.000 -           7.249          1                90,000            0.29
      7.250 -           7.499          1               191,250            0.61
      7.500 -           7.749          3               175,468            0.56
      8.000 -           8.249         27             3,249,290           10.35
      8.250 -           8.499        123            15,274,202           48.67
      8.500 -           8.749         39             5,079,658           16.19
      8.750 -           8.999          5               775,584            2.47
      9.250 -           9.499          4               630,025            2.01
      9.500 -           9.749          4               451,547            1.44
      9.750 -           9.999          3               368,231            1.17
     10.000 -          10.249          6             1,105,286            3.52
     10.500 -          10.749          5               903,060            2.88
     10.750 -          10.999          6             1,027,873            3.28
     11.000 -          11.249          2               440,410            1.40
     11.250 -          11.499          3               503,297            1.60
     11.500 -          11.749          3               262,000            0.83
     11.750 -          11.999          2               318,000            1.01
     12.000 -          12.249          1               274,300            0.87
WTD AVERAGE:            8.748

================================================================================
ORIGINAL TERM                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    169 -              180             5               348,309            1.11
    349 -              360           235            31,033,004           98.89
WTD AVERAGE:           358

================================================================================
REMAINING TERM                     LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
    120.01 -           132.00          2               135,101            0.43
    132.01 -           144.00          3               213,208            0.68
    204.01 -           216.00          1                81,082            0.26
    216.01 -           228.00          2               199,203            0.63
    264.01 -           276.00          1                78,822            0.25
    276.01 -           288.00          2               173,875            0.55
    288.01 -           300.00          6             1,092,090            3.48
    300.01 -           312.00         72             8,710,411           27.76
    312.01 -           324.00         87            10,557,557           33.64
    324.01 -           336.00          9               986,730            3.14
    348.01 -           360.00         55             9,153,235           29.17
WTD AVERAGE:           322.80

================================================================================
PERCAP                             LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
      2.000                          240            31,381,313          100.00

================================================================================
PROPERTY TYPE                      LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
SINGLE FAMILY                        183            25,257,749           80.49
CONDOMINIUM                           40             3,592,071           11.45
2-4 FAMILY                            14             2,104,756            6.71
MULTI-FAMILY                           3               426,737            1.36

================================================================================
OCCUPANCY STATUS                   LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
OWNER OCCUPIED                       230            30,445,663           97.02
NON-OWNER OCCUPIED                    10               935,650            2.98

================================================================================
LOAN PURPOSE                       LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
PURCHASE                              82            10,088,908           32.15
REFINANCE                             14             2,614,216            9.33
CASHOUT                              144            18,678,189           59.52

================================================================================
UNDERWRITING CLASS                 LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
A                                    185            22,228,079           70.83
AA                                     6               861,759            2.75
ANIV                                   6             1,450,288            4.62
FD                                    12             1,897,204            6.05
I                                     13             2,006,265            6.39
II                                     3               406,256            1.29
III                                    4               778,165            2.48
IV                                     8             1,224,139            3.90
SE                                     3               529,159            1.69

--------------------------------------------------------------------------------

================================================================================
MONTHS TO NEXT ADJ DATE            LOANS           CURRENT BAL           %POOL
--------------------------------------------------------------------------------
          1                           17             1,857,174            5.92
          2                           14             1,727,319            5.50
          3                           19             2,304,079            7.34
          4                           24             2,852,563            9.09
          5                           43             5,889,403           18.77
          6                           40             6,216,946           19.81
          7                           17             1,976,573            6.30
          8                           22             3,005,952            9.58
          9                           13             1,358,405            4.33
         10                            9             1,014,835            3.23
         11                            8             1,289,393            4.11
         12                           14             1,888,671            6.02

--------------------------------------------------------------------------------
Active Filter:  PRODUCT="1 YR CMT" OR PRODUCT="3/1 YR CMT"  Requested by:  V0.32

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\ALLIAN~1\972FIN.DBF 06/16/1997  13:41  Page 2
                          -----------------------------
                          1 YEAR CMT AND 3/2 LOANS ONLY
                          -----------------------------

Report Profile: AFC971A    SuperCrack Portfolio Summary       Code File:  972FIN
================================================================================
< - P O O L  T O T A L S - >  AVERAGE  < - - GROSS COUPON - - >  < -RMNG TRM- >
# LOANS   CURRENT BALANCE     CURRBAL  WTDAVG     MIN     MAX    STATD    ORIG
--------------------------------------------------------------------------------
    240   $    31,381,313   $ 130,755   8.748    5.600  12.125   322.8   368.0
================================================================================

================================================================================
 WTDAV  < - - M A R G I N - - > < - -L I F E  C A P- - > < - LIFE  FLOOR  -  >
 L T V  WTDAV    MIN    MAX     WTDAVG   MIN   MAX   %>0 WTDAVG  MIN  MAX  %>0
--------------------------------------------------------------------------------
  76.6  3.756   1.875  8.250    13.342 10.500 18.125 100  9.837 7.125 12.125  29
================================================================================

================================================================================
    COMBINED LOAN-TO-VALUE             LOANS        CURRENT BAL           %POOL
--------------------------------------------------------------------------------
          10.01 -      15.00              1             27,690            0.09
          20.01 -      25.00              1             28,386            0.09
          25.01 -      30.00              2            101,668            0.32
          30.01 -      35.00              3            155,717            0.50
          35.01 -      40.00              2            318,489            1.01
          40.01 -      45.00              3            409,443            1.30
          45.01 -      50.00              6            563,389            1.80
          50.01 -      55.00             10          1,484,049            4.73
          55.01 -      60.00              6            548,414            1.76
          60.01 -      65.00              6          1,008,339            3.21
          65.01 -      70.00             23          3,413,584           10.88
          70.01 -      75.00             33          4,076,933           12.99
          75.01 -      80.00             81         10,583,836           33.73
          80.01 -      85.00             23          3,291,969           10.49
          85.01 -      90.00             40          5,369,407           17.11
WTD AVERAGE:           75.56

--------------------------------------------------------------------------------
Active Filter:  PRODUCT="1 YR CMT"                          Requested by:  V0.32

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                       10